FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of June 7, 2002, is entered into by and among LENNOX INDUSTRIES INC., an Iowa corporation (“Lennox”), HEATCRAFT INC., a Mississippi corporation (“Heatcraft”) and ARMSTRONG AIR CONDITIONING INC., an Ohio corporation (“Armstrong”), as sellers (each of Lennox, Heatcraft and Armstrong being a “Seller” and collectively, the “Sellers”) and LPAC CORP., a Delaware corporation (the “Company”), as purchaser. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement defined below.

     WHEREAS, the parties hereto have entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     Section 1.1  Amendments.

     The Agreement is, as of the Amendment Effective Date defined in Section 1.3 hereof, and subject to the satisfaction of the conditions precedent set forth in Section 1.3 hereof, hereby amended as follows:

     (a)  Section 5.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Organization and Good Standing; Ownership. Its jurisdiction of organization is correctly set forth in the preamble to this Agreement. It has been duly organized under the laws of such jurisdiction and is a "registered organization" as defined in the UCC in effect in such jurisdiction. It is validly existing as a corporation in good standing under the laws of its state of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.”

     (b)  The following Section 6.3(d) is hereby added to the Agreement to read as follows:

“(d) Change of Name; Jurisdiction of Organization, Offices and Records. Change (i) its name as it appears in official filings in the jurisdiction of its organization, (ii) its status as a "registered organization" (within the meaning of Article 9 of any applicable enactment of the UCC), (iii) its organizational identification number, if any, issued by its jurisdiction of organization, or (iv) its jurisdiction of organization unless it shall have: (A) given the Company and the Administrative Agent at least forty-five (45) days' prior written notice thereof, (B) at least ten (10) days prior to such change, delivered to the Company and the Administrative Agent all financing statements, instruments and other documents requested by the Company and the Administrative Agent in connection with such change or relocation and (C) caused an opinion of counsel acceptable to the Company and the Administrative Agent to be delivered to the Company and the Administrative Agent that the Administrative Agent's security interest is perfected and of first priority, such opinion to be in form and substance acceptable to the Administrative Agent in its sole discretion.”

     (c) Section 7.2(a) is hereby amended by deleting the words “as promptly as practicable after a Credit Event” where they appear in the first and second lines therein.

      Section 1.2  Certification. Each Seller herby certifies that:

      (a) Each of the representations and warranties made by it in Article V of the Agreement, as amended hereby, are true and correct as of the Effective Date of this Amendment; and

      (b) No Liquidation Event or Unmatured Liquidation Event, has occurred and is continuing as of the Effective Date of this Amendment.

     Section 1.3 Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) on the date on which the Administrator shall have received each of items in Section 1.3 of the Third Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of June 7, 2002 by and among the Company, Lennox, Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association.

     Section 1.4 Reference to and Effect on the Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

     Section 1.5  Effect. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

     Section 1.6  Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

     Section 1.7  Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

     Section 1.8  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                                   LPAC CORP.,

                                                                        By:___________________________________
                                                                        Name:
                                                                        Title:

                                                                        LENNOX INDUSTRIES INC.,

                                                                        By:___________________________________
                                                                        Name:
                                                                        Title:

                                                                        HEATCRAFT INC.

                                                                        By:___________________________________
                                                                        Name:
                                                                        Title:

                                                                        ARMSTRONG AIR CONDITIONING INC.

                                                                        By:___________________________________
                                                                        Name:
                                                                        Title:

Accepted and Agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:______________________________
     Name:
     Title: